Smith & Wesson Mike Golden, President, CEO John Kelly, CFO December 2005

Smith & Wesson Holding Corporation Certain statements contained in this presentation may be deemed to be forward-looking statements under federal securities laws, and the Company intends that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include statements regarding the Company's strategies, the demand for the Company's products, the opportunity for growth of the Company, anticipated sales and operating results, customer satisfaction and cost-reduction efforts. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward- looking statements. Such factors include the demand for the Company's products, the Company's growth opportunities, the ability of the Company to obtain operational enhancements, and other risks detailed from time to time in the Company's reports filed with the SEC. 2

Investment Highlights Leadership Team in Place A New Market Approach...Safety, Security, Protection, Sport A Strong, Untapped Legacy Brand Innovative New Products Growth Opportunities in Core Business Diversification into New Markets Significant Productivity Enhancement Opportunities Positive Legislative and Litigation Trends AMEX: SWB Shares Outstanding: 39,206,647 Price: $4.09 (at 12/8/05) Market Cap: $160M 3

Experienced Leadership Team... Mike Golden, President, CEO John Kelly, CFO Tom Taylor, VP Marketing Ken Chandler, VP Operations Leland Nichols, VP Sales Barbara Hunnicutt, VP Licensing Ann Makkiya, Corporate Counsel Bill Lachenmeyer, VP Human Resources MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 MSPhotoEd.3 4

Company Background 153 Year Old American Company Headquarters: Springfield, Massachusetts 736 Employees Two Manufacturing Facilities (Union-Free): Springfield, Massachusetts Revolvers, Pistols Houlton, Maine Handcuffs, Pistols 5

Company Background Largest U.S. Manufacturer of Handguns Largest U.S. Exporter of Handguns Largest U.S. Manufacturer of Handcuffs # 1 in U.S. Revolver Market Share # 3 in U.S. Pistol Market Share A Legacy Brand With 87% Brand Awareness With the General Public (Not Just Firearm Enthusiasts) Source: Federal Excise Tax Data - Q3, 2004 American Sports Data - Nov, 2004 6

S&W: 87% Brand Awareness Extremely high in our served markets, and in markets we do not serve today: Source: American Sports Data - Nov, 2004 A company-sponsored, 2004 survey asked consumers about their purchase intent for the following products & services. S&W ranked as follows: Revolvers #1 (served) Pistols #1 (served) Shotguns #3 (not served) Hunting Rifles #3 (not served) Tactical Rifles #1 (not served) Ammunition #4 (not served) Security Systems #3 (not served) 7

A New Market Approach Smith & Wesson Yesterday: Selling Handguns in the U.S. Sporting Goods Channel Smith & Wesson Today: A Global Leader in Safety...Security...Protection...Sport GOAL 8

New Market Possibilities Existing Handgun Business Brand Development Innovative New Products Sporting Goods Law Enforcement Military/Federal Government International Long Guns Training/Ranges Less Lethal Ammunition Firearms Accessories Security Systems Criminal Investigation Homeland Defense Products/Services Re-invent the legacy Key to new market entry Licensing opportunities Marketing initiatives Use "Safety-Security-Protection-Sport" platform to enter new markets while driving CAGR of 13-15% in core business in 2006. Growth Strategy 9

S&W MARKET REVOLVERS 54.3 149 S&W MARKET PISTOLS 46 483 $138MM REVOLVERS PISTOLS $47MM $467MM S&W 2005 (Includes Walther Products) Market 2004 2004 U.S. DOMESTIC NON-MILITARY MARKET - 2005 S&W SALES $52MM 38% SOURCE: BATF 2004 Excise Tax Study & Smith & Wesson Management Estimates 10% Revolver / Pistol Market: $605MM 10

Innovative New Products Revolvers 500 460 XVR 460 XVR S&W 1911 Family Pistols Scandium 11 Military & Police Pistol Series

Introducing the Smith & Wesson Military & Police Pistol 12 First units shipped December 5, 2005 Engineered with input from over a dozen LE and military organizations Unique features incorporate versatility, enhanced durability and safety. World class product introduction, regarded as the most professional the industry has seen. Premium priced, feature rich product, designed to penetrate LE and military markets.

Channel Management Strategy Local Law Enforcement Sporting Goods International Federal Law Enforcement & Military

Handgun Growth Strategy Sales Leadership in Place Eoin B. Stafford, Director of Sporting Goods Sales - Formerly H&K Expanded Smith & Wesson Employee Sales Force (+16) Elimination of manufacturer's reps Demand creation: Product "pull" vs. "push" Increased focus on high margin segments Engraving, Commemorative Guns, Performance Center New Products Launched: M&P Pistol, S&W 460, S&W 500, 1911's Consumer Marketing Programs Scheduled Event Marketing & Pull Promotions Sporting Goods Channel 14

Handgun Growth Strategy Leadership in Place Ernest Langdon, Director of Federal Law Enforcement/Military Sales Formerly Operations Manager, Law Enforcement Sales with Beretta Tactical training provider to law enforcement and military Multiple national and world titles in competitive shooting sport Lobbying efforts underway Hired major lobbying firm Regular CEO visits to Washington, DC Three new contracts: U.S. Army for Afghan Army (22,500 units) Launched M&P pistol - aimed at Federal Law Enforcement (FBI, etc.) Military/Federal Government Channel 15

Handgun Growth Strategy Leadership in Place Bryan James, Dir. Law Enforcement Sales - formerly Glock Expanded Sales Organization Two additional top sales executives hired from Glock Increased from 5 to 8 Regional Sales Managers Launched M&P Pistol Designed specifically to penetrate police/military markets Designed with input from multiple police departments Dec. 2005: Test & Evaluation units to >100 departments Strong initial feedback Law Enforcement Channel 16

Handgun Growth Strategy Leadership in Place: Amaro Goncalves, Dir. International Sales - formerly Colt Launched M&P Pistol Designed specifically to penetrate police/military markets Lobbying underway Shorten Federal export approval timeline Raise $1,000,000 Congressional approval level Established & expanding sales channel and revenue base Upgrading sales agents to those with contacts in police/military Europe, Latin America, Asia, Middle East International Channel 17

Outsource License Manufacture Long Guns Training Ranges Ammunition Security Systems Criminal Investigation Homeland Defense Products/Services Less Lethal Shotguns Hunting Rifles Tactical Rifles Options: Decline Opportunity Acquire Safety...Security...Protection...Sport New Market Opportunities & Options 18

2004 (CALENDAR) U.S. DOMESTIC NON-MILITARY MARKET - RIFLES & SHOTGUNS SOURCE: BATF 2004 Excise Tax Study and Smith & Wesson Management Estimates Former Beretta/Benelli Product Manager, Steve Skrubis leading S&W's entry into Long Gun Market Long Gun Market: $1B 19 RIFLES SHOTGUNS TACTICAL RIFLES 642 346 132 $510MM 52% $346MM 35% $132MM 13%

The Brand: Licensing Opportunities FY 2005 Licensing Revenue: $1.8M Hearing & Eye Protection, Knives, Safes, Soft Air Guns, etc. Target: Grow Licensing Revenue 3-5X by 2009 Recent Licensees: Sentry Safe, Radiator Specialty (gun cleaning products) New Possibilities: Monitored Security Systems, Ammunition, Truck and Hunting Accessories Focus: Use licensing to enter new markets, serve brand loyalty opportunities, and aggressively pursue initiatives that fall within: Safety...Security...Protection...Sport & Brand Loyalty 20

The Brand: Re-Inventing a Legacy Inconsistent Message to a Limited Audience "Loud" and Visible Brand With a Consistent Message to a Diverse Audience GOAL 21

S&W MARKET REVOLVERS 54.3 149 S&W MARKET PISTOLS 46 483 $138MM REVOLVERS PISTOLS $47MM $467MM S&W 2005 (Includes Walther Products) Market 2004 2004 (CALENDAR) U.S. DOMESTIC NON-MILITARY MARKET -2005 (FISCAL) S&W SALES $52MM 38% SOURCE: BATF 2004 Excise Tax Study & Smith & Wesson Management Estimates 10% Revolver / Pistol Market: $605MM 22

Media Blitz 36 magazine covers in 11 months Unprecedented in industry Outpacing all major competitors M&P - 22 Editorial features issued or committed 23 Visibility in core magazines, TV and radio as well as non-industry publications. Over 102 million total impressions. Wall Street Journal Front Page - Marketplace Section July 28, 2005

NASCAR Customer Affinity Programs: Marketing Initiatives 24

Operations / Manufacturing Strong Team Supporting: Pistol Process Line New Product Development Initial Focus: Stabilize Operations Repeatable & predictable machinery Consistent Output Current Focus: Implementing Smith & Wesson Operating System Based on Toyota Production System Problem-Solving Process Development Standardize approach & deliver solutions faster Upgrading Technology New machining / Equipment re-furbishing 25

Driving Gross Margin Improvement Production Rates up Significantly Revolvers - 755 per day vs. 526 per day in December 2004 Pistols - 550 per day vs. 244 per day in December 2004 Objectives for FY 2006 include: Sales Growth Margin Expansion On Time Delivery 26 Dec- Oct Revolvers Guns Per Day 44% Pistols Guns Per Day 125%

2001 2002 2003 2004 2005 Industry Municipal Cases Pending or on Appeal 32 26 20 13 4 Product Liability Cases Pending Against S&W 10 8 5 4 2 Legislative & Litigation Trends 32 26 20 13 4 10 5 4 2 8 Cases 27 Protection of Lawful Commerce in Arms Act Signed into law October, 2005

Income Statement Summary *In millions except for per share data 27

Income Statement Summary *In millions except for per share data 28 Quarter Ended October 31, 2005 Note: Quarter ended October 31, 2004 included $4.1 million in insurance refunds and reserve adjustments, or $2.2 million after-tax, or $.06 per share

Income Statement Summary 29 Six Months Ended October 31, 2005 *In millions except for per share data Note: Six months ended October 31, 2004 included $4.1 million in insurance refunds and reserve adjustments, or $2.2 million after-tax, or $.06 per share

Balance Sheet Summary *In Millions 30

2006 Guidance 2005 Actual Net Product Sales: +13 - 15% $124.0m Income: $6.9 - $7.5M* $5.2 M* Earnings Per Fully Diluted Share: $0.19- $0.20* $.14* *Guidance takes into account expected adjustments to reflect the early adoption of Statement of Financial Accounting Standard No. 123R, Share-Based Payment. That adoption is expected to result in approximately $ 1.9 million in expense fiscal 2006 as compared to $626 thousand in fiscal 2005. See full discussion in company's 10k filing. Annual Guidance 32

Investment Highlights Leadership Team in Place A New Market Approach...Safety, Security, Protection, Sport A Strong, Untapped Legacy Brand Innovative New Products Growth Opportunities in Core Business Diversification into New Markets Significant Productivity Enhancement Opportunities Positive Legislative and Litigation Trends AMEX: SWB Shares Outstanding: 39,206,647 Price: $4.09 (at 12/8/05) Market Cap: $160M 33